Federated Prime Value Obligations Fund

A Portfolio of Money Market Obligations Trust

Summary PROSPECTUS

September 30, 2010

INSTITUTIONAL SERVICE SHARES (TICKER PVSXX)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/prospectus. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated September 30, 2010, are incorporated by reference into this Summary Prospectus.

A money market mutual fund seeking to provide current income consistent with stability of principal by investing primarily in a portfolio of short-term, high-quality, fixed-income securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary Information

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund seeks to provide current income consistent with stability of principal and liquidity. The Fund's investment objective may be changed by the Fund's Trustees without shareholder approval.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Service Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.20%
Distribution (12b-1) Fee	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	0.54%
Fee Waivers and/or Expense Reimbursements[1]	0.09%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.45%

1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any) paid by the Fund's Institutional Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.45% (the “Fee Limit”) through the later of (the “Termination Date”): (a) September 30, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated, or the Fee Limit increased, prior to the Termination Date with the agreement of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund's Institutional Service Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Institutional Service Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Service Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$55
3 Years	$173
5 Years	$302
10 Years	$677

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE

What are the Fund's Main Investment Strategies?

The Fund invests primarily in a portfolio of short-term, high-quality, fixed-income securities issued by banks, corporations and the U.S. government.

Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in a few government securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities.

In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 (“Rule 2a-7”).

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, even though the Fund is a money market fund that seeks to maintain a stable NAV, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Issuer Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
  Counterparty Credit Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.

  Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.
  Sector Risk. A substantial part of the Fund's portfolio may be comprised of securities issued by companies in the financial services industry. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these companies.
  Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same credit enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such a credit enhancement provider.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Prepayment Risk. The Fund may invest in asset-backed and mortgage-backed securities, which may be subject to prepayment risk. If interest rates fall, and unscheduled prepayments on such securities accelerate, the Fund will be required to reinvest the proceeds at the lower interest rates then available.
  Risks Associated with Investing Share Purchase Proceeds. On days where there are net purchases of Shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the yield of the securities purchased is less than that of the securities already in the Fund's portfolio, or if the Fund holds cash, the Fund's yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will cause the Fund's yield to increase. In the event of significant changes in short-term yields or significant net purchases, the Fund retains the discretion to close to new investments. However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.
  Risks Associated with use of Amortized Cost. In the unlikely event that the Fund's Board of Trustees (“Board”) were to determine pursuant to Rule 2a-7 that the extent of the deviation between the Fund's amortized cost per Share and its market-based NAV per Share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results.
  Changing Distribution Levels Risks. There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance: Bar Chart and Table

Risk/Return Bar Chart

The performance information shown below will help analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Institutional Service Shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund's Institutional Service Shares total return for the six-month period from January 1, 2010 to June 30, 2010, was 0.01%.

Within the periods shown in the bar chart, the Fund's Institutional Service Shares highest quarterly return was 1.61% (quarter ended December 31, 2000). Its lowest quarterly return was 0.00% (quarter ended December 31, 2009).

Average Annual Total Return Table

The following table represents the Fund's Institutional Service Shares Average Annual Total Returns for the calendar period ended December 31, 2009.

Calendar Period	Fund
1 Year	0.54%
5 Years	3.19%
10 Years	2.96%

The Fund's Institutional Service Shares 7-Day Net Yield as of December 31, 2009, was 0.01%. You may go to FederatedInvestors.com or call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.

Fund Management

The Fund's Investment Adviser (“Adviser”) is Federated Investment Management Company.

Purchase and Sale of Fund Shares

The required minimum initial investment amount for the Fund's Institutional Service Shares is $500,000, and there is no required minimum subsequent investment amount.

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

Tax Information

The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through an Individual Retirement Account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Federated Prime Value Obligations Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-5950

Cusip 60934N575

Q450625 (9/10)

Federated is a registered mark of Federated Investors, Inc.
2010  © Federated Investors, Inc.